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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                 August 23, 1999
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                       TRANSACTION NETWORK SERVICES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Delaware                   0-23856          54-1555332
  ---------------------------------    -----------     -------------------
    (State or other jurisdiction       (Commission       (IRS Employer
  of incorporation or organization)      File No.)     Identification No.)



                1939 Roland Clarke Place, Reston, Virginia 20191
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (703) 453-8300
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              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS

      Transaction Network Services, Inc. announced that it has entered into an agreement to be acquired by PSINet Inc. Attached as Exhibit 99.1 is a press release issued by PSINet Inc. and Transaction Network Services, Inc. dated August 23, 1999, which is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a)  Not applicable.

    (b)  Not Applicable.

    (c)  Exhibits.

         99.1    Press Release Dated August 23, 1999.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TRANSACTION NETWORK SERVICES, INC.

Dated:  August 23, 1999                     By:      /s/ Henry H. Graham, Jr.
                                                     ------------------------
                                                     Henry H. Graham, Jr.
                                                     Chief Financial Officer